UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2008
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
Between March 28, 2008 and March 31, 2008, UDR, Inc. (UDR or the Company), through its wholly-owned subsidiaries closed on four unrelated acquisitions of multifamily apartment communities referred to as Edgewater Apartments, Delancey Apartments at Shirlington Village, Circle Towers and Legacy Village I, II, III and IV located in San Francisco, California, the Metro District of Columbia region (two communities) and Plano, Texas comprising 2,083 homes for approximately $456.9 million, which included the assumption of $71.0 million of debt.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
The following financial statements are being filed in connection with the acquisition of certain communities as described in Item 8.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X due to the Company having acquired multifamily apartment communities that in the aggregate exceed 10% of UDR’s total consolidated assets as of December 31, 2007.

(a) Financial Statements of Real Estate Properties Acquired

Edgewater Apartments
Report of Independent Registered Public Accounting Firm	4
Statement of Revenues and Certain Expenses for the year ended December 31, 2007	5
Notes to Statement of Revenues and Certain Expenses	6

Delancey Apartments at Shirlington Village
Report of Independent Registered Public Accounting Firm	8
Statement of Revenues and Certain Expenses for the year ended December 31, 2007	9
Notes to Statement of Revenues and Certain Expenses	10

Circle Towers
Report of Independent Registered Public Accounting Firm	12
Statement of Revenues and Certain Expenses for the year ended December 31, 2007	13
Notes to Statement of Revenues and Certain Expenses	14

Legacy Village I, II, III and IV
Report of Independent Registered Public Accounting Firm	16
Statement of Revenues and Certain Expenses for the year ended December 31, 2007	17
Notes to Statement of Revenues and Certain Expenses	18

(b) Unaudited Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of March 31, 2008, (unaudited)	21
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007 (unaudited)	22
Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2008 (unaudited)	23
Notes to Pro Forma Consolidated Financial Statements (unaudited)	24

(c) Exhibits

23.1 Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm	26

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 11, 2008	UDR
	By:	/s/ David Messenger
David Messenger
Chief Financial Officer (Principal Accounting Officer)

Report of Independent Registered Public Accounting Firm
The Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses (the Statement) of Edgewater Apartments (the Community) for the year ended December 31, 2007. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Community’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Community’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of UDR, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenues and expenses.
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Edgewater Apartments for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Denver, Colorado
June 4, 2008

Edgewater Apartments
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2007

Revenues:
Rental revenues	$1,080,171
Other property revenues	172,990

Total revenues	1,253,161

Rental expenses:
Personnel	261,848
Utilities	91,951
Repairs and maintenance	92,278
Administrative and marketing	84,383
Property management	41,173
Real estate taxes and insurance	270,911

Total rental expenses	842,544

Revenues in excess of certain expenses	$410,617

See accompanying notes.

1. Basis of Presentation
On March 28, 2008, UDR, Inc. entered into an agreement to purchase Edgewater Apartments (the Community), a residential apartment community in San Francisco, California, from United Housing Mission Bay I, LLC.
The statement of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenues and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense, and entity expenses are not reflected in the statement of revenues and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenues and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and reported on the statement of revenues and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2007, advertising expenses were $43,824.
Uses of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management of the Community to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Development of the Property
The Community was under development for a portion of 2007. In August 2007, the development was completed and the Community commenced rental operations.
4. Related-Party Transactions
Affiliates of the Community performed the property management function and charged total management fees of 2% of gross receipts for 2007. Gross receipts are defined as total cash receipts from tenants. Management fees in the amount of $41,173 were charged to the Community during 2007.

Report of Independent Registered Public Accounting Firm
The Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses (the Statement) of Delancey Apartments at Shirlington Village (the Community) for the year ended December 31, 2007. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Community’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Community’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of UDR, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenues and expenses.
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of Delancey Apartments at Shirlington Village for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Denver, Colorado
April 13, 2008

Delancey Apartments at Shirlington Village
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2007

Revenues:
Rental revenues	$1,574,341
Other property revenues	195,899

Total revenues	1,770,240

Rental expenses:
Personnel	400,616
Utilities	84,245
Repairs and maintenance	171,973
Administrative and marketing	360,378
Property management	101,499
Real estate taxes and insurance	271,028

Total rental expenses	1,389,739

Revenues in excess of certain expenses	$380,501

See accompanying notes.

1. Basis of Presentation
In February 2008, a subsidiary of UDR, Inc. entered into an agreement to purchase Delancey Apartments at Shirlington Village (the Community), a residential apartment community located in Arlington, Virginia, from Shirlington Apartments, LLC.
The statement of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenues and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense, and entity expenses are not reflected in the statement of revenues and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenues and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and reported on the statement of revenue and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2007, advertising expenses were $159,146.
Uses of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management of the Community to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Development of the Property
The Community has been under development since September 2004 and consists of three buildings. The first building was completed and ready for occupancy in August 2006. The second building was completed and ready for occupancy in October 2006. In August 2007, the third and final building was completed and the Community had received Certificates of Occupancy for 100% of its units for the three buildings.
4. Related-Party Transactions
Affiliates of the Community performed the property management function and charged total management fees of 3.5% of gross rental receipts for this service for 2007. Management fees in the amount of $64,749 were charged to the Community during 2007. In addition, a one-time leasing fee is paid to affiliates of the Community in the amount of $350 per unit leased. Leasing fees in the amount of $36,750 were charged to the Community during 2007.

Report of Independent Registered Public Accounting Firm
The Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses (the Statement) of Circle Towers (the Community) for the year ended December 31, 2007. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Community’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Community’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of UDR, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenues and expenses.
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of Circle Towers for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Denver, Colorado
April 22, 2008

Circle Towers
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2007

Revenues:
Rental revenues	$10,083,543
Other property revenues	972,938

Total revenues	11,056,481

Rental expenses:
Personnel	1,035,223
Utilities	1,294,566
Repairs and maintenance	468,383
Administrative and marketing	290,764
Property management	302,179
Real estate taxes and insurance	946,891

Total rental expenses	4,338,006

Revenues in excess of certain expenses	$6,718,475

See accompanying notes.

1. Basis of Presentation
On January 11, 2008, United Dominion Realty, L.P., a wholly owned subsidiary of UDR, Inc., entered into an agreement to purchase Circle Towers (the Community), a residential apartment community with retail and commercial leased space located in Fairfax, Virginia, from AG-FCP Circle Towers Commercial, LLC and AG-FCP Circle Towers Residential, LLC.
The statement of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenues and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense, and entity expenses are not reflected in the statement of revenues and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenues and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.
The Community leases space to commercial tenants under noncancelable operating lease agreements. As such, the Community recognizes lease revenue in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases, as amended, which requires that lease revenue be recognized on a straight-line basis over the term of the lease.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and reported on the statement of revenues and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2007, advertising expenses were $188,357, which included $51,826 in rental bonuses.

Uses of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3. Management Fees
A third-party to the Community performed the property management function and charged total management fees of 2.75% of gross revenues for this service for 2007. Management fees in the amount of $302,179 were charged to the Community during 2007.

Report of Independent Registered Public Accounting Firm
The Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses (the Statement) of Legacy Village I, II, III and IV (the Community) for the year ended December 31, 2007. This statement is the responsibility of the management of the Community. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Community’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Community’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of UDR, Inc., as described in Note 1, and is not intended to be a complete presentation of the Community’s revenues and expenses.
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of Legacy Village I, II, III and IV for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Denver, Colorado
April 16, 2008

Legacy Village I, II, III and IV
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2007

Revenues:
Rental revenues	$9,873,607
Other property revenues	688,243

Total revenues	10,561,850

Rental expenses:
Personnel	1,029,308
Utilities	572,766
Repairs and maintenance	555,572
Administrative and marketing	363,181
Property management	353,898
Real estate taxes and insurance	1,770,483

Total rental expenses	4,645,208

Revenues in excess of certain expenses	$5,916,642

See accompanying notes.

1. Basis of Presentation
On November 30, 2007, a subsidiary of UDR, Inc. entered into an agreement to purchase Legacy Village I, II, III and IV (the Community), a residential apartment community in Plano, Texas, from Legacy PT MFA I, L.P.; Legacy PT MFA II, L.P.; Legacy PT MFA III, L.P.; and Legacy PT MFA IV, L.P.
The statement of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenues and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense, and entity expenses are not reflected in the statement of revenues and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenues and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and reported on the statement of revenues and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2007, advertising expenses were $165,430.
Uses of Estimates
The preparation of the statement of revenues and expenses in conformity with U.S. generally accepted accounting principles requires management of the Community to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Related-Party Transactions
Affiliates of the Community performed the property management function and charged total management fees of 3.25% of gross receipts for 2007. Gross receipts are defined as total cash receipts from tenants. Management fees in the amount of $353,898 were charged to the Community during 2007.

UDR, INC.
PRO FORMA FINANCIAL INFORMATION
(unaudited)
The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of UDR as of March 31, 2008, for acquisitions occurring between March 28, 2008 and March 31, 2008 as adjusted for the asset acquisitions for approximately $456.9 million, of which approximately $71.0 was financed with debt with the balance remitted utilizing 1031 proceeds for Edgewater Apartments, Delancey Apartments at Shirlington Village, Circle Towers and Legacy Village I, II, III and IV as if the transactions had occurred on March 31, 2008. As the asset acquisitions in all cases had occurred prior to close of business on March 31, 2008 and are therefore included in our historical information, there are no pro forma adjustments deemed necessary to the pro forma consolidated balance sheet.
The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 and the three months ended March 31, 2008 (unaudited) combines the historical operations of UDR with the historical operations of the assets acquired as if the acquisitions had occurred on January 1, 2007.
The unaudited pro forma consolidated financial statements have been prepared by UDR’s management based upon the historical financial statements of UDR and the historical financial information of the individual communities acquired. Certain pro forma adjustments were made to the historical financial statements as described in the accompanying notes to pro forma consolidated financial statements. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in UDR’s previous filings with the Securities and Exchange Commission.

UDR, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2008
(In thousands, except per share data)
(unaudited)

	UDR	Pro Forma
	(Historical)	Adjustments	Pro Forma
ASSETS

Real estate owned:
Real estate held for investment	$4,757,850	$—	$4,757,850
Less: accumulated depreciation	(874,645)	—	(874,645)

	3,883,205	—	3,883,205
Real estate under development, net	349,454	—	349,454
Real estate held for disposition, net	55,436	—	55,436

Total real estate owned, net of accumulated depreciation	4,288,095	—	4,288,095
Cash and cash equivalents	60,187	—	60,187
Restricted cash	9,082	—	9,082
Deferred financing costs, net	34,327	—	34,327
Notes receivable	219,807	—	219,807
Investment in unconsolidated joint ventures	47,801	—	47,801
Funds held in 1031 escrow	348,297	—	348,297
Other assets	60,765	—	60,765
Other assets — real estate held for disposition	1,844	—	1,844

Total assets	$5,070,205	$—	$5,070,205

LIABILITIES AND STOCKHOLDERS’ EQUITY

Secured debt	$1,146,532	$—	$1,146,532
Secured debt — real estate held for disposition	4,915	—	4,915
Unsecured debt	2,027,800	—	2,027,800
Real estate taxes payable	15,209	—	15,209
Accrued interest payable	26,953	—	26,953
Security deposits and prepaid rent	26,729	—	26,729
Distributions payable	47,777	—	47,777
Deferred gains on the sale of depreciable property	28,803	—	28,803
Accounts payable, accrued expenses, and other liabilities	38,100	—	38,100
Other liabilities — real estate held for disposition	3,183	—	3,183

Total liabilities	3,366,001	—	3,366,001

Minority interests	107,549	—	107,549

Stockholders’ equity
Preferred stock — Series E Cumulative Convertible	46,571	—	46,571
Preferred stock — Series G Cumulative Redeemable	135,000	—	135,000
Common stock	1,294	—	1,294
Additional paid-in capital	1,520,670	—	1,520,670
Distributions in excess of net income	(103,799)	—	(103,799)
Accumulated other comprehensive loss, net	(3,081)	—	(3,081)

Total stockholders’ equity	1,596,655	—	1,596,655

Total liabilities and stockholders’ equity	$5,070,205	$—	$5,070,205

See accompanying notes to pro forma consolidated financial statements.

UDR, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(In thousands, except per share data)
(unaudited)

	Historical
		Acquired	Pro Forma		Pro Forma
	UDR	Communities	Adjustments		Consolidated
Revenues
Rental income	$497,474	$24,641	$—		$522,115
Non-property income:
Other Income	2,720	—	—		2,720

Total revenues	500,194	24,641	—		524,835

Expenses
Rental expenses:
Real estate taxes and insurance	57,875	3,259	2,719	(a)	63,853
Personnel	42,462	2,727	—		45,189
Utilities	25,765	2,044	—		27,809
Repair and maintenance	27,041	1,288	—		28,329
Administrative and marketing	12,894	1,098	—		13,992
Property management	20,317	798	(120	) (b)	20,995
Other operating expenses	1,442	—	—		1,442
Real estate depreciation and amortization	191,342	—	22,095	(c)	213,437
Interest, net	174,677	—	4,636	(d)	179,313
General and administrative	39,566	—	(678	) (b)	38,888
Severence costs and other restructuring charges	4,333	—	—		4,333
Other depreciation and amortization	3,076	—			25,171

	600,790	11,214	28,652		662,751

Loss before minority interests and discontinued operations	(100,596)	13,427	(28,652)		(115,821)
Minority interests of outside partnerships	(151)	—	—		(151)
Minority interests of unitholders in operating partnerships	167	—	828	(e)	995
Net gain on the sale of depreciable property to a joint venture	113,799	—	—		113,799

Income before discontinued operations, net of minority interests	13,219	13,427	(27,824)		(1,178)
Income from discontinued operations, net of minority interests	208,130	—	—		208,130

Net income	221,349	13,427	(27,824)		206,952
Distributions to preferred stockholders — Series B	(4,819)	—	—		(4,819)
Distributions to preferred stockholders — Series E (Convertible)	(3,726)	—	—		(3,726)
Distributions to preferred stockholders — Series G	(5,366)	—	—		(5,366)
Premium on preferred stock repurchase	(2,261)	—	—		(2,261)

Net income available to common stockholders	$205,177	$13,427	$(27,824)		$190,780

Earnings per weighted average common share — basic and diluted:
Loss from continuing operations available to common stockholders, net of minority interests	$(0.02)				$(0.13)
Income from discontinued operations, net of minority interests	$1.55				$1.55
Net income available to common stockholders	$1.53				$1.42

Weighted average number of common shares outstanding — basic	134,016				134,016
Weighted average number of common shares outstanding — diluted	134,016				134,016
See accompanying notes to pro forma consolidated financial statements.

UDR, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008
(In thousands, except per share data)
(unaudited)

	Historical
		Acquired	Pro Forma		Pro Forma
	UDR	Communities	Adjustments		Consolidated
Revenues
Rental income	$125,565	$7,580	$—		$133,145
Non-property income:
Other Income	5,518	—	—		5,518

Total revenues	131,083	7,580	—		138,663

Expenses
Rental expenses:
Real estate taxes and insurance	13,499	732	762	(a)	14,993
Personnel	11,642	755	—		12,397
Utilities	6,979	542	—		7,521
Repair and maintenance	6,696	450	—		7,146
Administrative and marketing	3,238	204	—		3,442
Property management	3,453	221	(13	) (b)	3,661
Other operating expenses	1,004	18	—		1,022
Real estate depreciation and amortization	52,435	—	5,606	(c)	58,041
Interest, net	35,791	—	1,159	(d)	36,950
General and administrative	9,769	—	(208	) (b)	9,561
Other depreciation and amortization	929	—	—		929

	145,435	2,921	7,306		155,662

Loss before minority interests and discontinued operations	(14,352)	4,658	(7,306)		(17,000)
Minority interests of outside partnerships	(59)	—	—		(59)
Minority interests of unitholders in operating partnerships	1,126		168	(e)	1,294

Loss before discontinued operations, net of minority interests	(13,285)	4,658	(7,138)		(15,765)
Income from discontinued operations, net of minority interests	738,544	—	—		738,544

Net income	725,259	4,658	(7,138)		722,780
Distributions to preferred stockholders — Series E (Convertible)	(931)	—	—		(931)
Distributions to preferred stockholders — Series G	(2,278)	—	—		(2,278)

Net income available to common stockholders	$722,050	$4,658	$(7,138)		$719,571

Earnings per weighted average common share — basic and diluted:
Loss from continuing operations available to common stockholders, net of minority interests	$(0.13)				$(0.14)
Income from discontinued operations, net of minority interests	$5.61				$5.61
Net income available to common stockholders	$5.48				$5.47

Weighted average number of common shares outstanding — basic	131,665				131,665
Weighted average number of common shares outstanding — diluted	131,665				131,665
See accompanying notes to pro forma consolidated financial statements.

UDR, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

(a)	Reflects differences between historical real estate taxes and estimated real estate taxes that would have been recorded by UDR due to revaluation of the communities by the local taxing authority. Also reflects differences between historical insurance and estimated insurance expense that would have been recorded by UDR based on UDR’s insurance rates applied on a per unit basis.

(b)	Reflects difference between historical property management fee and the estimated property management fee that would have been recorded by UDR based on the Company’s standard management fee.

(c)	Reflects difference between historical real estate depreciation and amortization as it pertains to Section 210.3-14 of Regulation S-X and the estimated depreciation and amortization that would have been recorded by UDR based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to thirty-five years as well as the amortization of the identifiable intangible values recorded with an estimated 11 month useful life.

(d)	Reflects difference between historical interest expense as it pertains to Section 210.3-14 of Regulation S-X and estimated interest expense that would have been recorded for the assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(e)	Reflects difference between historical minority interest and what would have been recorded by the Company as a result of the reported earnings for the acquired communities.

Exhibit Index
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm